UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2010

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
(Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  annual meeting of the shareholders for the fiscal year ended December 31, 2009 (the  “Meeting”) of General Steel Holdings, Inc. (the “Company”) was held on June 21, 2010.  Sufficient shares of capital stock of the Company were present at the Meeting, in person or by proxy, to constitute the quorum required by the Bylaws of the Company for Proposals 1, 2 and 3.  The voting results for each of the three proposals are set forth below.

Proposal 1.       The  nine  nominees to the Board of Directors of the Company were elected based upon the following votes and, except as otherwise required by law, by the Company’s Articles of Organization or by the Company’s Bylaws, hold office until the next annual meeting of shareholders and thereafter until their successors have been elected and qualified or until his earlier resignation or removal:

Director Nominee	Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
Zuosheng Yu	25,628,043	22,223,869	197,045	49,748	23,670,732
John Chen	25,587,388	22,223,869	243,829	43,619	23,670,732
Ross Warner	25,618,792	22,223,869	210,464	45,580	23,670,732
Danli Zhang	25,632,913	22,223,869	194,804	47,119	23,670,732
Qinghai Du	25,639,943	22,223,869	190,745	44,148	23,670,732
Zhongkui Cao	25,628,912	22,223,869	198,155	47,769	23,670,732
John Wong	25,624,973	22,223,869	204,694	45,169	23,670,732
Chris Wang	25,571,563	22,223,869	259,225	44,048	23,670,732
James Hu	25,636,263	22,223,869	193,725	44,848	23,670,732

Proposal 2.       The proposal to ratify the appointment of Frazer Frost, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved based upon the following votes:

Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
40,782,548	22,223,869	885,161	171,832	0

Proposal 3.       The proposal to approve Amendment No. 1 to the Company’s 2008 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance by 1,000,000 to 2,000,000 shares was approved based upon the following votes:

Common Stock Votes For	Series A Preferred Stock Votes For(1)	Votes Against	Abstentions	Broker Non-Votes
25,360,957	22,223,869	456,063	57,817	23,670,731

(1) As of the record date, the Company had 51,855,695 shares of common stock, par value $0.001 per share (“Common Stock”) issued and outstanding and 3,092,899 shares of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock,” and together with the Common Stock, “Voting Stock”)  issued and outstanding.  The 3,092,899 shares Series A Preferred Stock have aggregate voting rights equal to 30% of the Company’s total Voting Stock.  With respect to the Meeting, these voting rights represented the Common Stock equivalent of 22,223,869 votes.

ITEM 8.01	OTHER EVENTS.

On June 22, 2010, the Company issued a press release announcing the results of the Meeting at which all three of the proposals were approved. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press release of General Steel Holdings, Inc. dated June 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: June 22, 2010